UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2016

SILVER RUN ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37697	47- 5381253
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1000 Louisiana Street, Suite 1450
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(713) 357-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On April 14, 2016, Silver Run Acquisition Corporation (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the Class A common stock and warrants included in the Units commencing on April 15, 2016. Those Units not separated will continue to trade on the NASDAQ Capital Market under the symbol “SRAQU,” and each of the Class A common stock and warrants that are separated will trade on the NASDAQ Capital Market under the symbols “SRAQ” and “SRAQW,” respectively.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated April 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Run Acquisition Corporation

Date: April 14, 2016	By:	/s/ Stephen S. Coats
	Name:	Stephen S. Coats
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated April 14, 2016.